FOR IMMEDIATE RELEASE
Bowman Reports Record Second Quarter 2025 Results
Organic revenue and backlog growth reinforce long-term strength of end-markets

August 6, 2025, Reston, VA - Bowman Consulting Group Ltd. (NASDAQ: BWMN), a national engineering services and program management firm, today announced financial results for the quarter ended June 30, 2025.
“We are experiencing strong momentum across the business as our teams continue to execute with discipline and deliver high-impact outcomes for our clients,” said Gary Bowman, CEO of Bowman. “The second quarter marked another period of outpaced growth and strategic progress underpinned by strong demand across our core verticals. New orders were especially strong in transportation, renewables, and energy transmission – markets where our expertise and differentiated capabilities are driving increased client engagement and long-term opportunities. Our record Adjusted EBITDA margin and backlog reflect not only the strength of our value proposition but also the confidence of our clients in our ability to deliver. As we look ahead, we remain focused on scaling efficiently, investing in talent, and reinforcing our leadership position as a lifecycle infrastructure solutions provider.”
Second Quarter 2025 Compared to Second Quarter 2024 Financial Results:
•Gross contract revenue of $122.1 million compared to $104.5 million, a 17% increase
•Net service billing1 of $108.0 million compared to $94.0 million, a 15% increase
•Organic net service billing2 growth of 8.4% compared to 5.8%
•Net income of $6.0 million compared to a net loss of $2.1 million
•Adjusted EBITDA1 of $20.2 million compared to $13.4 million, a 50.7% increase
•Adjusted EBITDA margin, net 1 of 18.7% compared to 14.3%, a 440-bps increase
•Cash flows from operations of $4.3 million compared to $3.1 million
First Six Months of 2025 Compared to First Six Months of 2024 Financial Results:
•Gross contract revenue of $235.0 million compared to $199.4 million, an 18% increase
•Net service billing1 of $208.1 million compared to $179.7 million, a 16% increase
•Organic net service billing2 growth of 9.8% compared to 9.6%
•Net income of $4.3 million compared to a net loss of $3.6 million
•Adjusted EBITDA1 of $34.7 million compared to $25.5 million, a 36.1% increase
•Adjusted EBITDA margin, net 1 of 16.7% compared to 14.2%, a 250-bps increase
•Cash flows from operations of $16.3 million compared to $5.6 million
•Gross backlog of $438.2 million compared to $351.4 million, a 24.7% increase

CFO Commentary
“Our continued improvement in second quarter performance demonstrates the strength and resilience of our business model,” said Bruce Labovitz, CFO of Bowman. “We continue to deliver on our commitments to improve profitability and cash conversion, optimize capital allocation, and maintain an underleveraged and healthy balance sheet. During the early part of the quarter we deployed capital to provide liquidity in our stock and align with shareholders in our belief that our equity was undeservedly undervalued. Our recently introduced BIG Fund reflects our commitment to aggressively invest free cash flow into innovation that will expand our revenue sources, accelerate and optimize our processes, and improve our margins. The Fund is actively sponsoring several compelling innovation initiatives throughout the company, and we are excited about the return on investment we expect to achieve. Having delivered solid first half results, including nearly 10% organic net service billing growth, a 36% increase in Adjusted EBITDA and a 250-basis point improvement in Adjusted EBITDA Margin, we are entering the second half of the year with strong momentum and a high degree of optimism about our future.”
"Given the changing dynamics associated with the evolving power demands inherent in data center design, we have elected to reclassify the revenue of that sub-vertical into our Power and Utilities category," continued Labovitz. "To represent consistency between periods, we have likewise reclassified data center revenue from 2024. We believe this classification better reflects the current profile of our work with our data center customers."
Stock Repurchase Activities
Bowman repurchased $6.7 million of common stock during the three months ended June 30, 2025, with $1.3 million from the repurchase of shares from employees in connection with the payment of taxes associated with vesting events and $5.4 million under an existing $35 million repurchase authorization (the “Authorization”). The average price paid during the three months was approximately $22.19 per share repurchased. Total shares outstanding on June 30, 2025, were 17.2 million. Subsequent to the end of the second quarter, no repurchases have been made under the Authorization.
On June 6, 2025, the board of directors authorized a new share program under which the Company may repurchase up to $25 million of its common stock over a 12-month period beginning June 9, 2025. This repurchase plan replaced the Authorization referred to above and which was scheduled to expire on July 31, 2025.
Non-GAAP Adjusted Earnings per Share3
In connection with the release of financial results, the Company reported the non-GAAP financial metric of Adjusted Earnings per Share as follows:

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
Adjusted Earnings Per Share (Non-GAAP)	2025	2024	2025	2024
Basic	$0.56	$(0.03)	$0.63	$0.17
Diluted	$0.55	$(0.03)	$0.62	$0.16
Fiscal Year 2025 Guidance
The table below raises Bowman’s guidance for fiscal year 2025:

Date Issued	Net Revenue	Adjusted EBITDA
August 2025	$430 - $442 MM	$71 - $77 MM
The current outlook for 2025 is based on completed and definitively contracted acquisitions as of the date of this release and does not include contributions from any future acquisitions. Management discusses the Company’s acquisition pipeline and its prospective impact during regularly scheduled earnings calls.

Conference Call Information
Bowman will host a conference call to discuss financial results tomorrow morning, August 7, 2025, at 9:00 a.m. ET. Access to a live webcast is available through the Investor Relations section of the Company’s website at investors.bowman.com.
About Bowman Consulting Group Ltd.
Headquartered in Reston, Virginia, Bowman is a national engineering services firm offering infrastructure engineering, technical services and project management solutions to owners and operators of the built environment. With over 2,300 employees in more than 100 locations throughout the United States, Bowman provides a variety of planning, engineering, geospatial, construction management, commissioning, environmental consulting, land procurement and other technical services to customers operating in a diverse set of regulated end markets. Bowman trades on the Nasdaq under the symbol BWMN. For more information, visit bowman.com or investors.bowman.com.
1 Non-GAAP financial metric the Company believes offers valuable perspective on results of operations (see non-GAAP tables below for reconciliations).
2 Organic growth for the three months ended 06/30/25 excludes revenue from acquisitions completed after June 30, 2024. Year over year growth rates only reflect revenue realized post-acquisition.
3 Basic Adjusted EPS and Diluted Adjusted EPS are all non-GAAP financial metrics the Company believes offer valuable perspectives on results of operations (see non-GAAP tables below for reconciliations). Adjusted EPS (Basic and Diluted) include addbacks for non-reoccurring expenses specific to acquisitions, non-cash stock compensation expense associated with pre-IPO grants, and other expenses not in the ordinary course of business. With respect to the elimination of any non-cash stock compensation expense, the Company computes an adjusted tax expense or benefit which accounts for the elimination of any periodic windfall or shortfall tax effects resulting from the difference between grant date fair value and vest date value. With respect to all other eliminations, the Company applies its average marginal statutory tax rate, currently 25.8%, to derive the tax adjustment associated with the elimination of expenses. A reconciliation of non-GAAP Adjusted EPS to GAAP EPS, both basic and diluted, is included with this press release for reference.
Forward-Looking Statements
This press release may contain “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. All statements contained in this press release other than statements of historical fact, including statements regarding our future results of operations and financial position, business strategy and plans and objectives for future operations, are forward-looking statements and represent our views as of the date of this press release. The words “anticipate,” “believe,” “continue,” “estimate,” “expect,” “intend,” “may,” “will,” “goal” and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy, short-term and long-term business operations and objectives and financial needs. These forward-looking statements are subject to several assumptions and risks and uncertainties, many of which involve factors or circumstances that are beyond our control that could affect our financial results. The Company cautions that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements contained in this news release. Such factors include: (a) changes in demand from the local and state government and private clients that we serve; (b) general economic conditions, nationally and globally, and their effect on the market for our services; (c) competitive pressures and trends in our industry and our ability to successfully compete with our competitors; (d) changes in laws, regulations, or policies; and (e) the “Risk Factors” set forth in the Company’s most recent SEC filings. Considering these risks, uncertainties and assumptions, the future events and trends discussed in this press release may not occur and actual results could differ materially and adversely from those anticipated or implied in any forward-looking statements. Except as required by law, we are under no obligation to update these forward-looking statements after the date of this press release, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Investor Relations Contact:
Betsy Patterson
ir@bowman.com

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Amounts in thousands except per share data)

	June 30, 2025	December 31, 2024
	(Unaudited)
ASSETS
Current Assets
Cash and cash equivalents	$ 15,540	$ 6,698
Accounts receivable, net	113,131	105,105
Contract assets	52,468	43,369
Notes receivable, current portion	903	-
Notes receivable - officers, employees, affiliates, current portion	443	1,889
Prepaid and other current assets	14,240	19,560
Total current assets	196,725	176,621
Non-Current Assets
Property and equipment, net	45,163	42,011
Operating lease, right-of-use assets	42,122	42,085
Goodwill	135,929	134,653
Notes receivable, less current portion	-	903
Notes receivable - officers, employees, affiliates, less current portion	1,108	638
Other intangible assets, net	61,403	65,409
Deferred tax asset, net	54,225	42,040
Other assets	1,570	1,521
Total Assets	$ 538,245	$ 505,881
LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities
Revolving credit facility	59,516	37,000
Accounts payable and accrued liabilities, current portion	42,954	51,626
Contract liabilities	13,522	7,905
Notes payable, current portion	15,316	17,075
Operating lease obligation, current portion	11,142	10,979
Finance lease obligation, current portion	13,113	10,394
Total current liabilities	155,563	134,979
Non-Current Liabilities
Other non-current obligations	55,705	45,079
Notes payable, less current portion	16,003	19,992
Operating lease obligation, less current portion	36,936	37,058
Finance lease obligation, less current portion	19,721	17,940
Pension and post-retirement obligation, less current portion	4,674	4,718
Total liabilities	$ 288,602	$ 259,766

Shareholders' Equity
Preferred Stock, $0.01 par value; 5,000,000 shares authorized, no shares issued and outstanding as of June 30, 2025 and December 31, 2024	-	-
Common stock, $0.01 par value; 30,000,000 shares authorized as of June 30, 2025 and December 31, 2024; 21,706,804 shares issued and 17,240,980 outstanding, and 21,281,247 shares issued and 17,382,138 outstanding as of June 30, 2025 and December 31, 2024, respectively	217	213
Additional paid-in-capital	341,727	329,073
Accumulated other comprehensive income	1,082	1,146
Treasury stock, at cost; 4,465,824 and 3,899,109 shares, respectively	(74,253)	(60,901)
Stock subscription notes receivable	(9)	(30)
Accumulated deficit	(19,121)	(23,386)
Total shareholders' equity	$ 249,643	$ 246,115

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$ 538,245	$ 505,881

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED INCOME STATEMENTS
(Amounts in thousands except per share data)
(Unaudited)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Gross Contract Revenue	$ 122,090	$ 104,501	$ 235,021	$ 199,409
Contract costs: (exclusive of depreciation and amortization below)
Direct payroll costs	42,425	39,096	84,390	76,776
Sub-consultants and expenses	14,093	10,520	26,971	19,738
Total contract costs	56,518	49,616	111,361	96,514
Operating Expenses:
Selling, general and administrative	49,759	49,154	100,239	93,874
Depreciation and amortization	6,544	7,181	13,065	13,177
Loss (gain) on sale, net	225	(215)	176	(311)
Total operating expenses	56,528	56,120	113,480	106,740
Income (loss) from operations	9,044	(1,235)	10,180	(3,845)
Other expense	1,636	2,027	3,746	4,428
Income (loss) before tax benefit	7,408	(3,262)	6,434	(8,273)
Income tax expense (benefit)	1,399	(1,180)	2,169	(4,633)
Net income (loss)	$ 6,009	$ (2,082)	$ 4,265	$ (3,640)
Earnings allocated to non-vested shares	307	–	218	–
Net income (loss) attributable to common shareholders	$ 5,702	$ (2,082)	$ 4,047	$ (3,640)
Earnings (loss) per share
Basic	$ 0.35	$ (0.13)	$ 0.25	$ (0.24)
Diluted	$ 0.34	$ (0.13)	$ 0.24	$ (0.24)
Weighted average shares outstanding:
Basic	16,331,964	16,301,926	16,344,173	15,064,827
Diluted	16,583,034	16,301,926	16,589,787	15,064,827

BOWMAN CONSULTING GROUP LTD.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Amounts in thousands)
(Unaudited)

	For the Six Months Ended June 30,
	2025	2024
Cash Flows from Operating Activities:
Net income (loss)	$ 4,265	$ (3,640)
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization - property, plant and equipment	7,932	6,023
Amortization of intangible assets	5,133	7,154
Loss (gain) on sale of assets	176	(311)
Credit losses	745	656
Stock based compensation	9,694	13,876
Deferred taxes	(12,185)	5,348
Accretion of discounts on notes payable	404	307
Other	(35)	–
Changes in operating assets and liabilities
Accounts receivable	(8,112)	(6,080)
Contract assets	(8,656)	(4,366)
Prepaid expenses and other assets	5,945	4,063
Accounts payable and accrued expenses	5,573	(15,633)
Contract liabilities	5,414	(1,809)
Net cash provided by operating activities	16,293	5,588
Cash Flows from Investing Activities:
Purchases of property and equipment	(1,119)	(600)
Fixed assets converted to lease financing	–	(29)
Proceeds from sale of assets and disposal of leases	102	317
Payments received under loans to shareholders	–	54
Proceeds from notes receivable	718	–
Acquisitions of businesses, net of cash acquired	(1,559)	(20,347)
Collections under stock subscription notes receivable	21	23
Net cash used in investing activities	(1,837)	(20,582)
Cash Flows from Financing Activities:
Proceeds from common stock offering, net of underwriting discounts and commissions and other offering costs	-	47,151
(Repayments) Borrowings under revolving credit facility	22,515	(17,441)
Repayments under fixed line of credit	–	(345)
Proceeds from notes payable	–	6,209
Repayment under notes payable	(8,919)	(7,464)
Proceeds from finance leases	–	4,567
Payments on finance leases	(5,600)	(4,053)
Payment of contingent consideration from acquisitions	(1,171)	–
Payments for purchase of treasury stock	(3,894)	(10,037)
Repurchases of common stock	(9,458)	(2,084)
Proceeds from issuance of common stock	913	947
Net cash (used in) provided by financing activities	(5,614)	17,450
Net increase in cash and cash equivalents	8,842	2,456
Cash and cash equivalents, beginning of period	6,698	20,687
Cash and cash equivalents, end of period	$ 15,540	$ 23,143
Supplemental disclosures of cash flow information:
Cash paid for interest	$ 3,812	$ 3,457
Cash paid for income taxes	$ 681	$ 1,552
Non-cash investing and financing activities
Property and equipment acquired under finance lease	$ (10,144)	$ (6,755)
Note payable converted to common shares	$ (434)	$ (2,696)
Issuance of notes payable for acquisitions	$ (2,056)	(13,636)
Issuance of contingent considerations	$ –	(1,504)
Settlement of contingent consideration	$ 2,338	567

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF EPS TO ADJUSTED EPS
(Amounts in thousands except per share data)

	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Net income (loss) (GAAP)	$ 6,009	$ (2,082)	$ 4,265	$ (3,640)
+ tax expense (benefit) (GAAP)	1,399	(1,180)	2,169	(4,633)
Income (loss) before tax expense (GAAP)	$ 7,408	$ (3,262)	$ 6,434	$ (8,273)
+ acquisition related expenses	1,149	1,936	1,744	3,286
+ amortization of intangibles	2,517	3,815	5,133	7,154
+ non-cash stock comp related to pre-IPO	330	1,121	824	2,678
+ other non-core expenses	188	414	331	813
Adjusted income before tax expense	$ 11,592	$ 4,024	$ 14,466	$ 5,658
Adjusted income tax expense	1,981	4,593	3,657	2,933
Adjusted net income (loss)	$ 9,611	$ (569)	$ 10,809	$ 2,725
Adjusted earnings allocated to non-vested shares	491	–	553	229
Adjusted net income (loss) attributable to common shareholders	$ 9,120	$ (569)	$ 10,256	$ 2,496
Earnings (loss) per share (GAAP)
Basic	$ 0.35	$ (0.13)	$ 0.25	$ (0.24)
Diluted	$ 0.34	$ (0.13)	$ 0.24	$ (0.24)
Adjusted earnings (loss) per share (Non-GAAP)
Basic	$ 0.56	$ (0.03)	$ 0.63	$ 0.17
Diluted	$ 0.55	$ (0.03)	$ 0.62	$ 0.16
Weighted average shares outstanding
Basic	16,331,964	16,301,926	16,344,173	15,064,827
Diluted	16,583,034	16,301,926	16,589,787	15,766,765

Basic Adjusted Earnings (Loss) Per Share Summary - Non-GAAP	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Income (loss) per share (GAAP)	$ 0.35	$ (0.13)	$ 0.25	$ (0.24)
Pre-tax basic per share adjustments	$ 0.36	$ 0.38	$ 0.64	$ 0.62
Adjusted earnings per share before tax expense	$ 0.71	$ 0.25	$ 0.89	$ 0.38
Tax expense per share adjustment	$ 0.13	$ 0.28	$ 0.22	$ 0.19
Adjusted earnings (loss) per share - adjusted net income	$ 0.59	$ (0.03)	$ 0.67	$ 0.19
Adjusted earnings per share allocated to non-vested shares	$ 0.03	$ –	$ 0.04	$ 0.02
Adjusted earnings (loss) per share attributable to common shareholders	$ 0.56	$ (0.03)	$ 0.63	$ 0.17

Diluted Adjusted Earnings (Loss) Per Share Summary - Non-GAAP	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Income (loss) per share (GAAP)	$ 0.34	$ (0.13)	$ 0.24	$ (0.24)
Pre-tax diluted per share adjustments	$ 0.36	$ 0.38	$ 0.63	$ 0.60
Adjusted earnings per share before tax expense	$ 0.70	$ 0.25	$ 0.87	$ 0.36
Tax expense per share adjustment	$ 0.12	$ 0.28	$ 0.22	$ 0.19
Adjusted earnings (loss) per share - adjusted net income	$ 0.58	$ (0.03)	$ 0.65	$ 0.17
Adjusted earnings per share allocated to non-vested shares	$ 0.03	$ –	$ 0.03	$ 0.01
Adjusted earnings (loss) per share attributable to common shareholders	$ 0.55	$ (0.03)	$ 0.62	$ 0.16

BOWMAN CONSULTING GROUP LTD.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Amounts in thousands except per share data)

Condensed Combined Statement of Operations Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Gross contract revenue	$ 122,090	$ 104,501	$ 235,021	$ 199,409
Contract costs (exclusive of depreciation and amortization)	56,518	49,616	111,361	96,514
Operating expense	56,528	56,120	113,480	106,740
Income (loss) from operations	9,044	(1,235)	10,180	(3,845)
Other expense	1,636	2,027	3,746	4,428
Income tax expense (benefit)	1,399	(1,180)	2,169	(4,633)
Net income (loss)	$ 6,009	$ (2,082)	$ 4,265	$ (3,640)
Net margin	4.9%	(2.0)%	1.8%	(1.8)%

Other financial information [1]
Net service billing	$ 107,997	$ 93,981	$ 208,050	$ 179,671
Adjusted EBITDA	20,203	13,412	34,708	25,541
Adjusted EBITDA margin, net	18.7%	14.3%	16.7%	14.2%

Gross Contract Revenue to Net Service Billing Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Gross contract revenue	$ 122,090	$ 104,501	$ 235,021	$ 199,409
Less: sub-consultants and other direct expenses	14,093	10,520	26,971	19,738
Net service billing	$ 107,997	$ 93,981	$ 208,050	$ 179,671

Adjusted EBITDA Reconciliation	For the Three Months Ended June 30,		For the Six Months Ended June 30,
	2025	2024	2025	2024
Net Service Billing	$ 107,997	$ 93,981	$ 208,050	$ 179,671

Net income (loss)	$ 6,009	$ (2,082)	$ 4,265	$ (3,640)
+ interest expense	2,259	1,775	4,372	3,906
+ depreciation & amortization	6,544	7,181	13,065	13,177
+ tax expense (benefit)	1,399	(1,180)	2,169	(4,633)
EBITDA	$ 16,211	$ 5,694	$ 23,871	$ 8,810
+ non-cash stock compensation	3,093	6,077	9,734	13,938
+ settlements and other non-core expenses	188	414	331	813
+ acquisition expenses	711	1,227	772	1,980
Adjusted EBITDA	$ 20,203	$ 13,412	$ 34,708	$ 25,541
Adjusted EBITDA margin, net	18.7%	14.3%	16.7%	14.2%

1 Non-GAAP financial metrics the Company believes offer valuable perspective on results of operations. See Non-GAAP tables below for reconciliations.

BOWMAN CONSULTING GROUP LTD.
GROSS CONTRACT REVENUE COMPOSITION
(Unaudited)

(dollars in thousands)	For the Three Months Ended June 30,
Consolidated Gross Revenue	2025	%	2024	%	Change	% Change
Building Infrastructure[1]	56,561	46.3%	52,442	50.2%	4,119	7.9%
Transportation	24,611	20.2%	19,233	18.4%	5,378	28.0%
Power and Utilities[1]	26,843	22.0%	22,917	21.9%	3,926	17.1%
Natural Resources & Imaging[2]	14,075	11.5%	9,909	9.5%	4,166	42.0%
Total	122,090	100.0%	104,501	100.0%	17,589	16.8%

Acquired[3]	6,459	5.3%	17,429	16.7%	(10,970)	(62.9)%

(dollars in thousands)	For the Six Months Ended June 30,
Consolidated Gross Revenue	2025	%	2024	%	Change	% Change
Building Infrastructure[1]	108,593	46.2%	101,844	51.1%	6,749	6.6%
Transportation	48,340	20.6%	37,361	18.7%	10,979	29.4%
Power and Utilities[1]	52,153	22.2%	44,768	22.5%	7,385	16.5%
Natural Resources & Imaging[2]	25,935	11.0%	15,436	7.7%	10,499	68.0%
Total	235,021	100.0%	199,409	100.0%	35,612	17.9%

Acquired[3]	11,476	4.9%	26,435	13.3%	(14,959)	(56.6)%

1 Includes periodic reclassifications of revenue between categories from prior periods for consistency of presentation. For the three and six months ended June 30, 2024, $3.5 million and $6.8 million, respectively, of data center revenue were reclassified from Building Infrastructure to Power & Utilities.

2 Formerly Emerging Markets which represents environmental, mining, water resources, imaging and mapping, and other.

3 Acquired revenue in prior periods as previously reported; four quarters post-closing, acquired revenue is thereafter reclassified as organic for the purpose of calculating organic growth rates.

BOWMAN CONSULTING GROUP LTD.
ORGANIC GROWTH ANALYSIS
(Unaudited)

	For the Three Months Ended June 30,
(dollars in thousands)	2025	%	2024	%	Change	Organic +/-
Gross Revenue, Organic	115,631	100.0%	104,501	100.0%	11,130	10.7%
Building Infrastructure	55,525	48.0%	52,442	50.2%	3,083	5.9%
Transportation	22,876	19.8%	19,233	18.4%	3,643	18.9%
Power and Utilities	24,495	21.2%	22,917	21.9%	1,578	6.9%
Natural Resources & Imaging	12,735	11.0%	9,909	9.5%	2,826	28.5%

	For the Six Months Ended June 30,
(dollars in thousands)	2025	%	2024	%	Change	Organic +/-
Gross Revenue, Organic	223,545	100.0%	199,409	100.0%	24,136	12.1%
Building Infrastructure	107,155	48.0%	101,844	51.1%	5,311	5.2%
Transportation	44,123	19.7%	37,361	18.7%	6,762	18.1%
Power and Utilities	48,041	21.5%	44,768	22.5%	3,273	7.3%
Natural Resources & Imaging	24,226	10.8%	15,436	7.7%	8,790	56.9%

	For the Three Months Ended June 30,
(dollars in thousands)	2025	%	2024	%	Change	Organic +/-
Net Revenue, Organic	101,890	100.0%	93,981	100.0%	7,909	8.4%
Building Infrastructure	50,398	49.4%	48,533	51.6%	1,865	3.8%
Transportation	18,724	18.4%	15,507	16.5%	3,217	20.7%
Power and Utilities	22,184	21.8%	21,050	22.4%	1,134	5.4%
Natural Resources & Imaging	10,584	10.4%	8,891	9.5%	1,693	19.0%

	For the Six Months Ended June 30,
(dollars in thousands)	2025	%	2024	%	Change	Organic +/-
Net Revenue, Organic	197,252	100.0%	179,671	100.0%	17,581	9.8%
Building Infrastructure	98,104	49.8%	94,620	52.6%	3,484	3.7%
Transportation	35,994	18.2%	30,341	16.9%	5,653	18.6%
Power and Utilities	43,540	22.1%	40,704	22.7%	2,836	7.0%
Natural Resources & Imaging	19,614	9.9%	14,006	7.8%	5,608	40.0%

BOWMAN CONSULTING GROUP LTD.
GROSS BACKLOG BY CATEGORY AT JUNE 30, 2025
(Unaudited)

Category	Percentage
Building Infrastructure[1]	40%
Transportation	31%
Power and Utilities[1]	21%
Natural Resources & Imaging	8%
TOTAL	100%

1 includes reclassification of data center effective June 30, 2025.